                                                                  EXHIBIT 10.24

                                LEASE AGREEMENT
                           (NNN TENANT IMPROVEMENTS)
                            BASIC LEASE INFORMATION


Lease Date:                   October 6, 1999

Landlord:                     WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP,
                              a Delaware limited partnership

Landlord's Address:           c/o Legacy Partners Commercial, Inc.
                              101 Lincoln Centre Drive, Fourth Floor
                              Foster City, California 94404-1167

Tenant:                       TiVo, Inc.,
                              a Delaware corporation

Tenant's Address:             894 Ross Drive
                              Sunnyvale, California 94089

Premises:                     Approximately 127,124 rentable square feet as
                              shown on Exhibit A, consisting of the Buildings
                                       ---------

Premises Address:             2160 and 2190 Gold Street
                              San Jose, California 95002

Buildings:                    Buildings D & E          Approximately 127,124
                              rentable square feet
Lot:                          APN 015-34-27, 015-34-28, 015-34-77, 015-34-78
Park:                         Legacy TechPark @ 237    Approximately 302,186
                              rentable square feet

Term: March 10, 2000 ("Commencement Date"), through March 9, 2007 ("Expiration Date")

Base Rent ((P)3):             One Hundred Fifteen Thousand Five Hundred Thirteen
                              and 20/100 Dollars ($115,513.20) per month
                              commencing March 10, 2000 through June 9, 2000, or until adjustment as set forth below.

Adjustments to Base Rent:     Effective three calendar months following the
                              Building D Commencement Date, the Base Rent shall increase to $172,168.20 per month ($1.354 NNN per rentable sf)
                              Effective nine calendar months following the Building D Commencement Date, the Base Rent shall increase to $228,823.20 per month ($1.80 NNN per rentable sf)
                              Effective twelve calendar months following the Building D Commencement Date, the Base Rent shall increase to $235,687.90 per month ($1.854 NNN per rentable sf)
                              Effective the first anniversary of the Building D
                              Commencement Date, the Base Rent shall increase to $242,806.84 per month ($1.91 NNN per rentable sf)
                              Effective the second anniversary of the Building D
                              Commencement Date, the Base Rent shall increase to $250,091.04 per month ($1.967 NNN per rentable sf)
                              Effective the third anniversary of the Building D
                              Commencement Date, the Base Rent shall increase to $257,593.77 per month ($2.026 NNN per rentable sf)
                              Effective the fourth anniversary of the Building D
                              Commencement Date, the Base Rent shall increase to $265,321.59 per month ($2.087 NNN per rentable sf)
                              Effective the fifth anniversary of the Building D
                              Commencement Date, the Base Rent shall increase to $273,316.60 per month ($2.15 NNN per rentable sf)

Advance Rent ((P)3):          One Hundred Fifteen Thousand Five Hundred Thirteen
                              and 20/100 Dollars ($115,513.20)

Security Deposit ((P)4):      Seven Hundred Fifty Thousand and 00/100 Dollars
                              ($750,000.00) subject to Section 4 herein.

*Tenant's Share of Operating Expenses ((P)6.1):         42.07% of the Park
*Tenant's Share of Tax Expenses ((P)6.2):               42.07% of the Park
*Tenant's Share of Common Area Utility Costs ((P)7.2):  42.07% of the Park
*Tenant's Share of Utility Expenses ((P)7.1):             100% of the Buildings
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses ((P)9):        The Premises shall be used solely for general
                              office use, design, research and development, sales, and light manufacturing and services and for no other purposes without Landlord's prior written consent, but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof

Parking Spaces:               Four hundred thirty-two (432) non-exclusive and
                              non-designated spaces

Broker ((P)33):               Cornish and Carey Commercial, Inc. for Tenant
                              BT Commercial for Landlord

Exhibits:                     Exhibit A - Premises, Building, Lot and/or Park
                              Exhibit B - Tenant Improvements
                              Exhibit C - Rules and Regulations
                              Exhibit D - Covenants, Conditions and Restrictions
                              Exhibit E - Tenant's Initial Hazardous Materials
                                          Disclosure Certificate
                              Exhibit F - Change of Commencement Date - Example
                              Exhibit G - Sign Criteria

Addenda:                      Addendum 1     Option to Extend the Lease
                              Addendum II    Right of First Offer

                               TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----
1.   Premises..............................................................  1
2.   Occupancy; Adjustment of Commencement Date............................  1
3.   Rent..................................................................  1
4.   Security Deposit......................................................  2
5.   Condition of Premises; Tenant Improvements............................  2
6.   Additional Rent.......................................................  2
7.   Utilities and Services................................................  3
8.   Late Charges..........................................................  4
9.   Use of Premises.......................................................  4
10.  Alterations; and Surrender of Premises................................  5
11.  Repairs and Maintenance...............................................  5
12.  Insurance.............................................................  6
13.  Limitation of Liability and Indemnity.................................  7
14.  Assignment and Subleasing.............................................  7
15.  Subordination.........................................................  9
16.  Right of Entry........................................................ 10
17.  Estoppel Certificate.................................................. 10
18.  Tenant's Default...................................................... 10
19.  Remedies for Tenant's Default......................................... 10
20.  Holding Over.......................................................... 11
21.  Landlord's Default.................................................... 11
22.  Parking............................................................... 11
23.  Transfer of Landlord's Interest....................................... 11
24.  Waiver................................................................ 12
25.  Casualty Damage....................................................... 12
26.  Condemnation.......................................................... 13
27.  Environmental Matters/Hazardous Materials............................. 13
28.  Financial Statements.................................................. 15
29.  General Provisions.................................................... 15
30.  Signs................................................................. 16
31.  Mortgagee Protection.................................................. 16
32.  Warranties of Tenant.................................................. 16
33.  Brokerage Commission.................................................. 17
34.  Quiet Enjoyment....................................................... 17
35.  Satellite Dish(es) and Antennae....................................... 17
36.  Collateral for Performance of Lease Obligations....................... 17

                            NNN TENANT IMPROVEMENTS
                                LEASE AGREEMENT


The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.   PREMISES

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Tenant shall have the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of each of the Premises, the Building, the Phase (if any) and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building, the Phase (if any) and/or the Park (for example corridors, common restrooms, an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of any of the Building, the Phase (if any) and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change. The term "Project" as used herein shall mean and collectively refer to the Buildings, the Common Areas, the Lot, the Phase (if any) and the Park.

2.   OCCUPANCY; ADJUSTMENT OF COMMENCEMENT DATE

     2.1 Landlord shall deliver possession of the Premises with the Shell Improvements (defined in Exhibit B hereto) Substantially Complete on or before November 15, 1999. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on such date in such condition, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Term of this Lease and the Commencement Date shall be extended one (1) day for each day of delay in delivering the Premises with the Shell Improvements completed. Subject to the foregoing, Tenant's obligation to pay Rent shall commence on the earlier to occur of (i) the Commencement Date or
(ii) the date on which Tenant has Substantially Completed the Tenant Improvements (as defined in Exhibit B). Provided, however, if the Tenant Improvements for Building D are not Substantially Complete as of the Commencement Date, Rent for Building D shall not commence until the earlier of
(i) the date the Tenant Improvements for Building D are Substantially Complete or (ii) April 6, 2000 (the "Building D Commencement Date"). Notwithstanding the above, the Expiration Date shall be extended or adjusted commensurately for any delay or advancement in the Building D Commencement Date. Base Rent shall not adjust until three calendar months following the Building D Commencement Date, as set forth in the Basic Lease Information. In the event Tenant subleases or assigns any portion of Building D prior to the commencement of the tenth month after the Building D Commencement Date, Tenant shall pay to Landlord any rental proceeds received from such sublease or assignment. If the commencement date and/or the expiration date of this Lease is other than the Commencement Date and Expiration Date specified in the Basic Lease Information, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement
---------
date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any valid extension(s) thereof. Notwithstanding the foregoing, if possession of the Premises are not delivered by Landlord with the Shell Improvements Substantially Complete on or before June 1, 2000, Tenant shall have the right to terminate this Lease by notice given to Landlord within ten (10) days of such date, whereupon Landlord shall promptly return to Tenant the Security Deposit and all unearned Rent theretofore paid by Tenant and this Lease shall terminate.

     2.2 Within three (3) business days after, in each case, the Substantial Completion of the Tenant Improvements for Building E and Substantial Completion of the Tenant Improvements for Building D, representatives of Landlord and Tenant shall make a joint inspection of the Tenant Improvements for each Building and the results of such inspections shall be set forth in a written list specifying the incomplete items as well as those items for which corrections need to be made (the "Punchlist Items"). Landlord and Tenant shall promptly (by no later than three (3) business days after the date of inspection of a Building) and in good faith approve the written list of Punchlist Items. Tenant shall use commercially reasonable efforts to cause the Punchlist Items to be promptly completed and/or corrected, as applicable. The performance of the work associated with the Punchlist Items shall be performed in such a manner so as not to preclude or substantially prevent Tenant's ability to conduct its operations in the Premises. Upon the completion of the Punchlist Items, to Tenant's reasonable satisfaction, Tenant shall immediately notify Landlord in writing that such items have been completed to Tenant's reasonable satisfaction.

     2.3 Landlord shall permit Tenant to enter the Premises prior to the actual Commencement Date for the limited purpose of performing the Tenant's Work (defined in Exhibit B hereto). In no event may Tenant conduct its business or
            ---------
operations from the Premises until after the Commencement Date. Such entry and occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including the requirement to perform all of Tenant's obligations hereunder (other than the obligation to pay Rent), including without limitation, the obligation to obtain the insurance and deliver insurance certificates as required pursuant to Section 12 and Exhibit B of this Lease.

3.   RENT

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for the first month(s) Tenant is required to pay Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 and Exhibit B of this Lease.
                                                       ---------
Tenant agrees to pay Landlord the Base Rent, without prior notice or demand, abatement (except as specifically provided herein), offset, deduction or claim, in advance at Landlord's Address on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to the waiver of the Base Rent. The Rent for any fractional part of a calendar month at the commencement or expiration or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a calendar month. To the extent not already paid as part of the Advance Rent any prorated Rent shall be paid on the Commencement Date, and any prorated Rent for the final calendar month hereof shall be paid on the first day of the calendar month in which the date of expiration or termination occurs.

4.   SECURITY DEPOSIT

Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the faithful performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default hereunder, Landlord may, but without obligation to do so, use all or any portion of the Security Deposit to cure the default or to compensate Landlord for all damages sustained by Landlord in connection therewith. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. As soon as practicable after the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary to remedy Tenant's default(s) hereunder. If the cost to remedy Tenant's default(s) hereunder exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder. Notwithstanding the above, in the event Tenant has achieved a market capitalization value of at least $500,000,000, as of the 13/th/ and/or 25/th/ months of the Term, a portion of Tenant's Security Deposit equal to $476,683 shall be applied to the Rent for the 13/th/ and 25/th/ months. However, in the event Tenant's market capitalization value is below $500,000,000 as of the first day of the 13/th/ or 25/th/ month, Tenant's Security Deposit shall remain on account with Landlord. Tenant shall be required to provide written documentation outlining Tenant's market value for Landlord's review and acceptance prior to the application of any portion of the Security Deposit to the Rent. In an event, a Security Deposit in the amount of $273,317.00 shall remain on account as Tenant's permanent security deposit.

Tenant shall be entitled to substitute an irrevocable standby letter of credit ("Letter of Credit") for a portion of the cash Security Deposit referenced above. The Letter of Credit shall be issued to Landlord, as beneficiary, in accordance with the provisions of Section 36 below.

5.   CONDITION OF PREMISES; TENANT IMPROVEMENTS

Landlord warrants and represents that, as of the date Landlord delivers possession of the Premises to Tenant, the Shell Improvements (as defined in Exhibit B) will be substantially complete. Tenant agrees to accept the Premises
---------
on the Commencement Date as then being suitable for Tenant's intended use and in good operating order, condition and repair in its then existing "AS IS" condition, except as otherwise set forth in Exhibit B hereto. The Tenant
                                            ---------
Improvements (defined in Exhibit B) shall be installed in accordance with the
                         ---------
terms, conditions, criteria and provisions set forth in Exhibit B. Except as
                                                        ---------
otherwise set forth in this Lease, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Tenant expressly acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA (defined below), and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements.

6.   ADDITIONAL RENT

It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

    6.1   Operating Expenses:

          6.1.1 Definition of Operating Expenses. Tenant shall pay to Landlord Tenant's Share of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair and operation of the Premises and the other portions of the Project. These Operating Expenses may include, but are not limited to, Landlord's cost of: (i) repairs to, and maintenance of, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Building; (ii) maintaining the outside paved area, landscaping and other common areas of the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs (if any), and landscaped areas; (iii) annual insurance premium(s) insuring against bodily injury and property damage (including, if Landlord elects, "all risk" or "special form or equivalent" coverage) and all other insurance, including, but not limited to, earthquake and flood for the Project (if the same be available at commercially reasonably rates), rental value insurance against loss of Rent for a period of at least nine (9) months commencing on the date of loss, and subject to the provisions of
Section 25 below, any deductible; (iv) (a) modifications and/or new improvements to any portion of the Project occasioned by any rules, laws or regulations effective subsequent to the Lease Date; (b) reasonably necessary replacement improvements to any portion of the Project after the Commencement Date; and (c) new improvements to the Project that reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord, in its sole but reasonable discretion; provided, if such costs are of a capital nature, then such costs or allocable portions thereof shall be amortized on a straight-line basis over the estimated useful life of the capital item, as reasonably determined by Landlord, in accordance with generally accepted real estate accounting practices, together with reasonable interest on the amortized balance; (v) the management and administration of any and all portions of the Project, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Project; (vi) preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems (if any) and heating, ventilation and air conditioning systems, lifts for disabled persons, if Landlord elects to so procure; (vii) security and fire protection services for any portion of the Project, if and to the extent, in Landlord's sole discretion, such services are provided; (viii) supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Project; (ix) any and all levies, charges, fees and/or assessments payable to any applicable owner's association or similar body; (x) any barrier removal work or other required improvements, alterations or work to any portion of the Project generally required under the ADA (defined below) after the Commencement Date (the "ADA Work"); provided, if such ADA Work is required under the ADA due to Tenant's particular use of the Premises or any Alteration (defined below) made to the Premises by or on behalf of Tenant, then the cost of such ADA Work shall be borne solely by Tenant and shall not be included as part of the Operating Expenses; and (xii) the repairs and maintenance items set forth in Section 11.2 below.

          6.1.2 Operating Expense Exclusions. Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the term "Operating Expenses" shall not include the following: (i) costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for other tenants within the Project; (ii) costs incurred because Landlord or another tenant actually violated the terms and conditions of any lease for premises within the Project; (iii) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion the Project), leasing commissions, advertising expenses, and other costs incurred in connection with the original leasing of the Project or future re-leasing of any portion of the Project; (iv) depreciation of the Building or any other improvements situated within the Project; (v) any items for which Landlord is entitled to reimbursement by insurance or by direct reimbursement by any other tenant of the Project; (vi) costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26, below; (vii) other than any interest charges for capital improvements referred to in Section 6.1.1(iv) hereinabove, any interest or payments on any financing for the Building, the Phase or the Project, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same; (viii) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Project, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 hereof, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 hereof;
(ix) Landlord's cost for the repairs and maintenance items set forth in Section 11.3, below; (x) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; or any costs included in Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship; and (xi) any payments under a ground lease or master lease.

     6.2 Tax Expenses: Tenant shall pay to Landlord Tenant's Share of all real property taxes applicable to the Project. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant's Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten (10) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below in Section 10), Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant after the Commencement Date or the Building D Commencement Date, as applicable, and
(ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises or any other portion of the Project. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises or any other portion of the Project or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or a penalty fee imposed as a result of Landlord's failure to pay Tax Expenses when due, or any item included in Operating Expenses.

     6.3 Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses for each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first
(1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

     6.4 Annual Reconciliation: By May 1st of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant as soon as possible thereafter. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that there has been an underpayment, Landlord may deduct such underpayment from Tenant's Security Deposit. Failure by Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment or Tenant's right to be reimbursed for any overpayment, at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

     6.5 Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents, to Tenant and its financial and legal advisors and consultants, and except as may be required by law. Landlord and Tenant each shall use its best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.   UTILITIES AND SERVICES

Tenant shall pay to Landlord or directly, as the case may be, the cost of all
(i) water, sewer use, sewer discharge fees, gas, electricity,

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

telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises and (ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums and charges set forth in this Section 7 are considered part of Additional Rent.

     7.1 Utility Expenses: For any such utility fees, use charges, or similar services that are not billed or metered separately to Tenant, including without limitation, water and sewer charges, and garbage and waste disposal (collectively, "Utility Expenses"), Tenant shall pay to Landlord Tenant's Share of Utility Expenses. If Landlord reasonably determines that Tenant's Share of Utility Expenses is not commensurate with Tenant's use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord, based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services. If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. Tenant shall also pay Tenant's Share of any assessments, charges, and fees included within any tax bill for the Lot on which the Premises are situated, including without limitation, entitlement fees, allocation unit fees, sewer use fees, and any other similar fees or charges.

     7.2 Common Area Utility Costs: Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges and expenses (collectively, "Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12/th/) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1/st/) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in
Section 6.4 above.

     7.3 Miscellaneous: Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, or other portions of the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. If permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company referred to as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Project (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

8.   LATE CHARGES

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fourth day of each month or any time thereafter) by Tenant to Landlord of Rent and all other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum payable by Tenant is not received by Landlord within four days of the date due, Tenant shall promptly pay to Landlord a late charge, as liquidated damages, in an amount equal to seven and one-half percent (7.5%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for every month or portion thereof that such sums remain unpaid. Notwithstanding the foregoing, Landlord waives the late charge for the first (1st) instance during the Term of this Lease in which Tenant fails to timely pay Rent. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant, excluding attorneys' fees and costs. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge becomes payable for three (3) installments of Rent, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.   USE OF PREMISES

     9.1    Compliance with Laws, Recorded Matters, and Rules and Regulations:
The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent. Landlord's consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking spaces, and (iii) is compatible and consistent with the other uses then being made in the Project and in other similar types of buildings in the vicinity of the Project, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term of this Lease (collectively, the "Laws"), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the "ADA"),
(b) any and all easements, covenants, conditions and restrictions, and similar instruments, together with any and all amendments and supplements thereto made from time to time each of which has been or hereafter is recorded in any official or public records with respect to the Premises or any other portion of the Project (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C hereto, any other reasonable
                             ---------
nondiscriminatory rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises and/or any other part of the Project (collectively, the "Rules and Regulations"). Landlord shall use commercially reasonable efforts to ensure that other tenants in the Project comply with the Rules and Regulations. Landlord reserves to itself the right, from time to time, to grant, without the consent of Tenant, such easements, rights and dedications that Landlord deems reasonably necessary, and to cause the recordation of parcel or subdivision maps and/or restrictions, so long as such easements, rights, dedications, maps and restrictions, as applicable, do not materially and adversely interfere with Tenant's operations in the Premises. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, maps or restrictions. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any other portion of the Project required by the enactment of, or changes to, any Laws after the Commencement Date and arising from Tenant's particular use of the Premises or Alterations or other improvements made to the Premises regardless of when such Laws became effective. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion.

     9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about any portion of the Premises or the Project without Landlord's prior written consent thereto. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants or occupants of any portion of the Project. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises or the Project, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises or any other portion of the Project. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any extended period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas within the Project. Tenant shall not place any harmful liquids in the drainage systems or dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters.

10.  ALTERATIONS; AND SURRENDER OF PREMISES

     10.1 Alterations: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (individually, an "Alteration", and collectively, the "Alterations") to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed so long as any such Alteration does not affect the Building systems or the structural integrity of the Premises or the Building. Notwithstanding the foregoing, Tenant shall be permitted to install artwork, shelving and normal office furniture, and to perform non-structural alterations on the Premises not exceeding an aggregate of $25,000 during any calendar year in any Building without Landlord's prior consent, provided that Tenant (i) complies with all relevant building codes and fire, safety and other governmental regulations and (ii) does not adversely effect the structural, mechanical, electrical, HVAC or plumbing systems of the Premises. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten
(10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant's sole cost and expense, and shall be installed by a licensed contractor in compliance with all applicable Laws (including, but not limited to, the ADA), Development Documents, Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, cause its contractor(s) and/or major subcontractor(s) to provide insurance as reasonably required by Landlord, and Tenant shall provide such assurances to Landlord, including without limitation, waivers of lien, surety company performance bonds as Landlord shall reasonably require to assure payment of the costs thereof to protect Landlord and the Project from and against any loss from any mechanic's, materialmen's or other liens.

     10.2 Surrender of Premises: At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) in accordance with the provisions of Section 27 hereof. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises and the other portions of the Project, and (ii) to the extent Landlord has advised Tenant in writing on or about the time that the Tenant Improvements or any Alterations were constructed and installed in the Premises that Tenant is to remove all or portions of the items comprising the Tenant Improvements or Alterations (the "Removable TIs"), Tenant shall remove the Removable TIs. Tenant shall repair any damage caused by such removal of the Tenant's Property and the Removable TIs. For purposes hereof, the term "Tenant's Property" shall mean and refer to all equipment, trade fixtures, computer wiring and cabling, furnishings, inventories, goods and personal property of Tenant. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions. Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

11.  REPAIRS AND MAINTENANCE

     11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises and such portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems serving the Premises, unless maintained by Landlord, (b) all plumbing systems within either Building and all plumbing fixtures, (c) electrical wiring systems, fixtures and equipment exclusively serving the Premises, (d) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting exclusively serving the Premises or adjacent to the Premises, (e) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (f) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (g) all tenant signage, (h) lifts for disabled persons serving the Premises, (i) sprinkler systems, fire protection systems and security systems, except to the extent maintained by Landlord, and (j) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris. Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord.

     11.2 Maintenance by Landlord: Subject to the provisions of Section 11.1, and further subject to Tenant's obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant's Share of the cost and expense of the following described items, Landlord agrees to repair and maintain the following items: fire protection services; the roof and roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs relating to the presence of such additional equipment); the plumbing and mechanical systems serving the Building, excluding the plumbing, mechanical and electrical systems exclusively serving the Premises; plumbing, electrical and sewer service up to the exterior walls of the Buildings; exterior painting of the Building; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Notwithstanding anything in this Section 11 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises and any other portion of the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises and the other affected portions of the Project, as applicable, to the condition existing prior to the occurrence of such damage. To the extent that insurance proceeds are available, Landlord agrees to make such proceeds available to Tenant if Landlord elects to have Tenant make such repairs or restoration. If Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith, to the extent not otherwise covered by insurance proceeds. Tenant shall promptly report, in writing, to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report any such defect shall make Tenant responsible to Landlord for any liability proximately caused by Tenant's failure to report such condition.

     11.3 Landlord's Repairs and Maintenance Obligations: Subject to the provisions of Sections 11.1, 25 and 26, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives (other than those covered by insurance), Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane).

     11.4 Tenant's Failure to Perform Repairs and Maintenance Obligations: If Tenant refuses or neglects to repair and maintain the Premises and the other areas as required herein, and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's Property or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. If Landlord makes such repairs or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, Landlord's costs and expenses incurred therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect with respect to the Premises.

12.  INSURANCE

     12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender which afford the following coverages: (i) worker's compensation and employer's liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Four Million Dollars ($4,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement; (iii) comprehensive automobile liability insurance with a combined single limit of at least $1,000,000 per occurrence for claims arising out of any company owned automobiles; (iv) "all risk" or "special form or equivalent" property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Tenant's Property located in, on or about the Premises, and in addition, coverage for business interruption of Tenant, together with, if the property of any of Tenant's invitees, vendors or customers is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to such parties and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) such other insurance or higher limits of liability as is then customarily required for similar types of buildings within the general vicinity of the Project or as may be reasonably required by any of Landlord's lenders.

     12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Twenty-five thousand dollars ($25,000). Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to reduction in coverage except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

     12.3 Additional Insureds and Coverage: Each of Landlord, Landlord's property management company or agent and Landlord's lender(s) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Section 12.1(ii) and, with respect to the Tenant Improvements, in
Section 12.1(iv) hereof. Additionally, all of such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and any of the areas within the Project. Notwithstanding anything to the contrary contained herein, to the extent Landlord's cost of maintaining insurance with respect to the Building and/or any other buildings within the Project is increased as a result of Tenant's acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, each such increase as Additional Rent.

     12.4 Failure of Tenant to Purchase and Maintain Insurance: If Tenant fails to obtain and maintain the insurance required herein throughout the Term of this Lease, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages, expenses and costs which Landlord may sustain or incur by reason of Tenant's failure to obtain and maintain such insurance.

     12.5 Waiver of Subrogation: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

     12.6 Landlord's Insurance. Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease: property insurance insuring the Building (and Tenant Improvements) and improvements within the Park and rental value insurance for perils covered by the causes of loss - special form (all risk) and in addition coverage for flood, earthquake and boiler and machinery (if applicable). Such coverage (except for flood and earthquake) shall be written on a replacement cost basis equal to at least eighty percent (80%) of the full insurable replacement value of the foregoing (excluding costs for footings and excavation) and shall not cover any Alterations, Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises. Additionally, Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease: commercial general liability insurance (occurrence form) providing coverage against claims for bodily injury, personal injury and property damage occurring in, on or about the Common Areas, having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and in the aggregate.

13.  LIMITATION OF LIABILITY AND INDEMNITY

Except to the extent of damage resulting from the gross negligence, willful misconduct of Landlord or its authorized representatives, or Landlord's material default of the provisions of this Lease, beyond any applicable cure period Tenant agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, demands, penalties, costs, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, "Claims") arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises and other portions of the Project, (ii) the conduct of Tenant's business at the Premises, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Alterations or with the Tenant's Property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, or Landlord's material default of the provisions of this Lease, beyond any applicable cure periods to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air.

14.  ASSIGNMENT AND SUBLEASING

     14.1 Prohibition: Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant's Representatives (all of the foregoing are sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is sometimes referred to as a "Transferee"). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all subsequent Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of this Section 14.

     14.2 Request for Consent: If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least thirty (30) days (but not more than one hundred eighty (180) days) prior to the proposed commencement date of the Transfer (the "Proposed Effective Date") the following information and documents (the "Tenant's Notice"): (i) a description of the portion of the Premises to be transferred (the "Subject Space"); (ii) all of the terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require; including without limitation, audited financial statements for the previous three (3) most recent consecutive fiscal years, if available; (iv) the Plans and Specifications (defined below), if any; and (v) such other information as Landlord may then reasonably require. Tenant shall give Landlord the Tenant's Notice by registered or certified mail addressed to Landlord at Landlord's Address specified in the Basic Lease Information. Within fifteen (15) days after Landlord's receipt of the Tenant's Notice (the "Landlord Response Period") Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer and the election to recapture as set forth in Section 14.5 below. If Landlord does not elect to recapture pursuant to the provisions of Section 14.5 hereof and Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant's Notice. If Landlord fails to respond to Tenant's Notice within Landlord's Response Period, then, the proposed Transfer shall then be deemed approved by Landlord.

     14.3 Criteria for Consent: Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is in default of its obligations under this Lease beyond applicable notice and cure periods, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or differs in any material respect from the uses permitted under this Lease, (c) the proposed Transferee or its business is subject to compliance with additional requirements of the ADA beyond those requirements which are applicable to Tenant, unless the proposed Transferee shall (1) first deliver plans and specifications for complying with such additional requirements (the "Plans and Specifications") and obtain Landlord's written consent thereto, and (2) comply with all Landlord's reasonable conditions contained in such consent, (d) the proposed Transferee does not intend to occupy a substantial portion of the Premises assigned or sublet to it, (e) Landlord reasonably disapproves of the proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the proposed Transferee at the Premises, (f) the proposed Transferee is a governmental agency or unit or an existing tenant in the Project (and no other space is available in the Project for lease to such tenant), (g) the proposed Transfer would cause Landlord to violate another agreement or obligation to which Landlord is a party or otherwise subject, (h) Landlord or Landlord's agent has shown space in the Project to the proposed Transferee or responded to any inquiries from the proposed Transferee or the proposed Transferee's agent concerning availability of space in the Project, at any time within the preceding six (6) months and no other space is available in the Project for lease to such Transferee, (i) Landlord otherwise reasonably determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or materially increasing the expenses associated with operating, maintaining and repairing the Project, (j) either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (x) occupies space in the Building at the time of the request for consent, (y) is negotiating with Landlord to lease space in the Building at such time, or (z) has negotiated with Landlord during the 12 month period immediately preceding the Tenant's Notice, and space is otherwise available for lease to such Transferee or party, (k) the Transfer occurs during the time period between the Commencement Date and the date that at least ninety-five percent (95%) of the rentable square feet of the Building is leased, or (l) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then acceptable to Landlord.

     14.4 Effectiveness of Transfer and Continuing Obligations: Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of Exhibit E hereto (the "Transferee HazMat Certificate"), and (iii) Landlord's
---------
standard form of Consent to Assignment or Consent to Sublease, as applicable, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. Each permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Any transfer made without Landlord's prior written consent, shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a material default by Tenant of this Lease. As Additional Rent hereunder, Tenant shall promptly reimburse Landlord for actual legal expenses incurred by Landlord in connection with any actual or proposed Transfer, up to a maximum of $2,000.

     14.5 Recapture: If the Transfer (i) by itself or taken together with then existing or pending Transfers covers or totals, as the case may be, more than one hundred percent (100%) of the rentable square feet of either Building, or
(ii) is for a term which by itself or taken together with then existing or pending Transfers is greater than fifty percent (50%) of the period then remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the Subject Space described in the Tenant's Notice. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed Subject Space, or, if the proposed Subject Space covers all the Premises, it shall serve to terminate the entire Term of this Lease, in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any other portion of the Project. If this Lease is terminated pursuant to the foregoing provisions with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of rentable square feet retained by Tenant to the rentable square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect.

     14.6 Transfer Premium: If Landlord consents to a Transfer, as a condition thereto which the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent seventy-five percent (75%) of any "Transfer Premium" received by Tenant from such Transferee. The term "Transfer Premium" shall mean all rent, additional rent and other consideration paid by such Transferee which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, after deducting therefrom all of Tenant's actual brokerage commission costs incurred in connection with such Transfer. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, its portion of the Transfer Premium.

     14.7 Waiver: Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

     14.8 Affiliated Companies/Restructuring of Business Organization: The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under the common control with Tenant, or
(iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in clauses (i), (ii), (iii) and (iv) being sometimes herein referred to as "Affiliates") shall not be deemed a Transfer under the Section 14 (hence, the aforesaid events shall not be subject to obtaining Landlord's prior consent; Landlord shall not have any right to receive any Transfer Premium in connection therewith; and Landlord shall not have the recapture rights described in Section 14.5 above), provided in all instances that:

            14.8.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Section 14;

            14.8.2 Tenant give Landlord prior notice of any such assignment or sublease to an Affiliate;

            14.8.3 the successor of Tenant has as of the effective date of any such assignment or sublease a market value of at least $500 million and a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations of Tenant under this Lease, as reasonably determined by Landlord;

            14.8.4 any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee (i.e. any such Affiliate), other than in the case of an Affiliate resulting from a merger or consolidation as described in Section 14.8 (iv) above, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

            14.8.5 Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease, except in the case of an Affiliate resulting from the acquisition of all or substantially all of the assets of Tenant described in Section 14.8 (iii) or from a merger or consolidation described in Section 14.8 (iv) above.

15.  SUBORDINATION

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant's leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Lot, or any other portion of the Project, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which the Building, the Lot, ground leases or underlying leases, any other portion of the Project or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease be superior to any such ground leases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises if Tenant is not in material default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against the Premises, the Building and the Park in favor of Bank of America, N.T. & S.A. (the "Current Lender"). Within thirty (30) days of Tenant's execution of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit I attached hereto, entitled "Subordination, Non-Disturbance and Attornment Agreement." Landlord shall (i) execute and notarize such agreement within thirty (30) days of Landlord's execution of this Lease and
(ii) cause Current Lender to execute and notarize such agreement promptly after Landlord's and Tenant's execution and notarization of such non-disturbance agreement. If Landlord at any time during the Term of the Lease causes the Premises, the Building and the Park to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, the parties acknowledge and agree that the form of any non-disturbance and attornment agreement that may be requested to be executed and delivered by Tenant in connection therewith will not be the "Subordination, Non-Disturbance and Attornment Agreement" attached to the Lease as Exhibit I. Tenant's agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions of this Section

15 is conditioned upon Landlord delivering to Tenant from the lessor under such future ground or underlying lease or the holder of any such deed of trust, a non-disturbance agreement agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder.

16.  RIGHT OF ENTRY

Subject to Tenant's reasonable security requirements, Landlord and its agents shall have the right to enter the Premises at all reasonable times, upon reasonable prior notice, for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair and maintenance. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right, during the final nine months of the Lease term, to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any Claim for any of the foregoing arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives or breach of this Section 16. Landlord shall use its best efforts not to unreasonably interfere with or disturb Tenant's use or occupancy of the Premises in connection with the exercise of its rights under this Section 16.

17.  ESTOPPEL CERTIFICATE

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within five (5) business days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Building or other portions of the Project. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent has been paid in advance.

18.  TENANT'S DEFAULT

The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

     18.1 The abandonment of the Premises by Tenant without payment of Rent for the statutorily prescribed period or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse;

     18.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) business days after Landlord's delivery of written notice to Tenant that said payment is past due. Tenant agrees that any such written notice delivered by Landlord shall, to the fullest extent permitted by law, serve as the statutorily required notice under applicable law;

     18.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof), or (b) the timely delivery by Tenant of a subordination, non-disturbance and attornment agreement (an "SNDA"), a counterpart of a fully executed Transfer document and a consent thereto (collectively, the "Transfer Documents"), an estoppel certificate and insurance certificates, (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by Section 11.1, and (iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion; all actions necessary to cure such failure a soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure; or

     18.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold, where such attachment, execution or seizure is not released within thirty (30) days.

19.  REMEDIES FOR TENANT'S DEFAULT

     19.1 Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any of Tenant's Property left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"). Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     19.2 Damages Recoverable: If Tenant materially breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a material breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including without limitation, the unamortized cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B
                                                                      ---------
hereto to the extent Landlord has paid for such improvements, the unamortized portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such material breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179 (or any successor or substitute statute), or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder. Tenant hereby waives for Tenant and for all those claiming under Tenant all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     19.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors' rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

20.  HOLDING OVER

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this
Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure, including but not limited to, any Claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

21.  LANDLORD'S DEFAULT

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed, unless the nature of such default materially and adversely effects Tenant's use of the Premises; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

22.  PARKING

Tenant may use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to ensure that such spaces are available to Tenant for its use. In no event shall Tenant or any of Tenant's Representatives park or permit any parking of vehicles overnight.

23.  TRANSFER OF LANDLORD'S INTEREST

If there is any sale or other transfer of the Premises or any other portion of the Project by Landlord or any of Landlord's interest therein, Landlord shall automatically be entirely released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of such transfer. A ground lease or similar long term lease by Landlord of the entire Building or Lot, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default of any of the provisions of this Lease.

24.  WAIVER

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

25.  CASUALTY DAMAGE

     25.1 Casualty. If the Premises or any part [excluding any of Tenant's Property, any Tenant Improvements and any Alterations installed by or for the benefit of Tenant which Tenant is required to insure in accordance with Section
12.1 (collectively, the "Tenant's FF&E")] shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty
(180) days; or (c) in more than one hundred eighty (180) days, from the date of such notice.

            25.1.1 Minor Insured Damage. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available and paid to Landlord to fully repair the damage (but only if Landlord has complied with its obligation to procure and maintain insurance in accordance with Section 12.6 above) and/or Tenant otherwise voluntarily contributes any shortfall thereof to Landlord, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E. The Rent payable hereunder shall be abated proportionately from the date of such damage until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy, and (ii) Landlord receives rental abatement insurance proceeds therefor (but only if Landlord has complied with its obligation to procure and maintain insurance in accordance with Section 12.6 above).

            25.1.2 Insured Damage Requiring More Than 90 Days To Repair. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of: (a) terminating the Lease effective upon making the determination of the extent of such damage, in which event the Rent shall be abated from the date of the occurrence of such damage; or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available and paid to Landlord (but only if Landlord has complied with its obligation to procure and maintain insurance in accordance with Section 12.6 above) and Tenant otherwise voluntarily contributes any shortfall thereof to Landlord to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). The Rent payable hereunder shall be abated proportionately from the date until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same, and (ii) Landlord receives rental abatement insurance proceeds therefor (but only if Landlord has complied with its obligation to procure and maintain insurance in accordance with Section 12.6 above). If Landlord fails to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty [such 180-day period to be extended for delays caused by Tenant or any of Tenant's Representatives ("Tenant Delays") or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord's and/or its contractors' control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials ("Force Majeure Delays")], Tenant may within ten (10) business days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord's receipt of such notice and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

            25.1.3 Major Insured Damage. If the Premises (other than the Tenant's FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage (but only if Landlord has complied with its obligation to procure and maintain insurance in accordance with Section 12.6 above) or Tenant voluntarily contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date of the occurrence of such damage, until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy, and (ii) Landlord receives rental abatement insurance proceeds therefor (but only if Landlord has complied with its obligation to procure and maintain insurance in accordance with Section 12.6 above).

            25.1.4 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 25.3 below, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this

Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

     25.2 Deductible and Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord and Tenant under this Lease if the proceeds of which are used to repair the Premises as contemplated in this
Section 25; provided, however, that any deductible on any earthquake coverage shall be treated in the same manner as capital costs in accordance with the provisions of Section 6.1.1 (iv). Notwithstanding the foregoing, if other portions of the Building are also damaged by said casualty and insurance proceeds are payable therefor, then Tenant shall only pay its proportionate share of the deductible as reasonably determined by Landlord. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant does not voluntarily contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord or Tenant shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

     25.3 Tenant's Fault and Lender's Rights. Notwithstanding anything to the contrary contained herein, if the Premises (other than Tenant's FF&E) or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance required to be carried by Landlord hereunder. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises or any other portion of the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

     25.4 Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are actually unusable and unfit for occupancy. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

26.  CONDEMNATION

If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's Property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building, as applicable, to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

27.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

     27.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit E. Tenant covenants, represents and
                            ---------
warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, deliver to Landlord, an executed Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as
Exhibit E.
---------

     27.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Project or any surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

     27.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Project without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 27 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     27.4 Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas by Tenant; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work.

     27.5 Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims (including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Project) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this
Section 27.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     27.6 Survival: Tenant's and Landlord's obligations and liabilities pursuant to the provisions of this Section 27 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials as the result of a breach by Tenant of its obligations hereunder, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition required by this Lease, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 20 of this Lease.

     27.7 Exculpation of Tenant: Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Materials present in, on or about the Premises or, the Building or Park to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or
(ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises or, the Building or Park caused by any source, including third parties, other than Tenant or Tenant's Representatives, including but not limited to the conditions described in the Environmental Report; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials, or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous

Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control, and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park, or (c) Tenant and/or any of Tenant's Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park.

     27.8 Disclosure: Pursuant to the provisions of California Health & Safety Code (S)25359.7, Landlord hereby discloses to Tenant that as of the Lease Date the Lot contains certain Hazardous Materials as such Hazardous Materials are more particularly described and set forth in that certain report prepared by CET Environmental Services, entitled Soil Management Plan for Development and Ongoing Activities Route 237 Assemblage, dated August 27, 1997 (the "Environmental Report"). Landlord acknowledges and agrees that none of the environmental conditions or presence of Hazardous Materials on, in or under the Lot as described in the Environmental Report have been in any way caused by Tenant or any of Tenant's Representatives. Tenant hereby acknowledges and agrees that Landlord has delivered to Tenant a copy of the Environmental Report prior to Tenant entering into this Lease.

     27.9 Landlord's Environmental Indemnity: Landlord agrees to, and shall protect, indemnify, defend and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings, and costs arising at any time during or after the Term of this Lease in connection with or related to the presence of the Hazardous Materials disclosed in Section 27.8 above.

28.  FINANCIAL STATEMENTS

Tenant and any permitted Transferee, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Project or any prospective purchaser of any portion of the Project within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in material default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available). If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements and such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant and any permitted Transferee. Notwithstanding the foregoing, under no circumstances shall Tenant be required to disclose to Landlord any material nonpublic information. Further, Landlord agrees that it will maintain any financial information delivered by Tenant pursuant hereto that is not public information in strict confidence, and will not disclose such financial information to any other party other than Landlord's lenders or partners or a prospective purchaser of the Premises on a need-to-know basis, or as may be required by any laws, regulations, orders, decrees, court orders or subpoenas.

29.  GENERAL PROVISIONS:

     29.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

     29.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     29.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

     29.4 Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Building, and Tenant agrees to look solely to Landlord's interest in the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the "Landlord Parties"). It is the parties' intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgment or deficiency hereunder or with respect to this Lease. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

     29.5 Severability and Governing Law. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     29.6 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     29.7 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease. The parties acknowledge that (i) each party and/or its counsel have reviewed and revised this Lease, and (ii) no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or enforcement of this Lease or any amendments or exhibits to this Lease or any document executed and delivered by either party in connection with this Lease.

     29.8 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

     29.9 Notices. All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the Tenant's Address set forth in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at Landlord's Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.9 or upon the date personal delivery is made.

     29.10 Joint and Several; Covenants and Conditions. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     29.11  [Intentionally Omitted]

     29.12 Landlord Renovations. Tenant acknowledges that Landlord may from time to time, at Landlord's sole option, renovate, improve, develop, alter, or modify (collectively, the "Renovations") portions of the Building, Premises, Common Areas and the Project, including without limitation, systems and equipment, roof, and structural portions of the same. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Landlord agrees to provide Tenant with adequate advance notice of its intention to make Renovations and to use its best efforts not to interfere with Tenant's use and enjoyment of the Premises in connection with such Renovations. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility, or for any reason be liable to Tenant, for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's Property, Alterations or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

     29.13 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

30.  SIGNS

All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld or delayed, and shall be subject to and in compliance with all applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit G hereto. Tenant shall
                                               ---------
remove all such signs and graphics prior to the expiration or earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which are likely to interfere with the visibility of any sign, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the other portions of the Project be permitted hereunder. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times.

31.  MORTGAGEE PROTECTION

Upon any default on the part of Landlord, Tenant will give written Notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction from Landlord, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord. If, in connection with obtaining financing for the Premises or any other portion of the Project, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant's rights or increase its obligations hereunder or effect the use, occupancy or quiet enjoyment of Tenant hereunder.

32.  WARRANTIES OF TENANT

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

33.  BROKERAGE COMMISSION

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Landlord agrees that it will be responsible for all brokerage fees and commissions payable to the Broker(s). Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the Lease Date. Tenant further represents and warrants to Landlord that Tenant will not receive
(i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

34.  QUIET ENJOYMENT

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

35.  SATELLITE DISH(ES) AND ANTENNAE

Tenant shall have the right (but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof), at Tenant's sole cost and expense to install and operate a satellite or microwave dish or dishes, television antennae along with any necessary cables (hereinafter referred to as "Equipment") on the roof of the Premises (the "Roof Space") during the term of the Lease. The location and size of the Equipment shall be subject to Landlord's approval, not to be unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (I) at Tenant's sole cost and expense, (ii) contained visually within the roof screen, (iii) installed to Landlord's reasonable specifications, and (iv) installed, maintained, operated and removed in accordance with all Recorded Matters and applicable Laws. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Recorded Matters) if required for signal quality, reconfiguration due to the installation of any HVAC systems and other reasonable considerations; provided, the cost of all such modifications shall be the responsibility of Tenant. All modifications to the Building, including the Roof Space, if any, shall be reasonably approved by Landlord prior to commencement of any work with respect to the Equipment. No additional Rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease. Tenant shall restore the Roof Space and any other portion of the Buildings affected by the Equipment, to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other insured casualty. Tenant may not assign, lease, rent sublet or otherwise transfer any of its interest in the Roof Space of the Equipment except together with a transfer of all the Premises in accordance with the provisions of Section
14. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 13 of this Lease. In addition, Tenant shall be responsible for insuring, in its discretion, the Equipment; and in any event, Landlord shall have no responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all liabilities, damages, judgments, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof. Landlord covenants and agrees that it will not install any equipment on the Roof Space or take or permit any other action which interferes with the normal and efficient reception of broadcast signals by the Equipment.

36.  COLLATERAL FOR PERFORMANCE OF LEASE OBLIGATIONS

Simultaneously with the delivery to Landlord of this Lease and the first month's Base Rent in accordance with the provisions of Section 3 above, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable negotiable letter of credit, in the form and containing the terms required herein, payable in the County of San Mateo or Santa Clara, or the City and County of San Francisco, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association in the amount of Four Hundred Thirty-Five Thousand Nine Hundred Forty-Six and 00/100 Dollars ($476,683.00)(the "Letter of Credit"). The Letter of Credit shall be (a) at sight and irrevocable,
(b) maintained in effect, whether through replacement, renewal or extension, for the entire Lease Term (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #400, and (d) fully assignable by Landlord and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that Tenant is in material default and such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (3) in the event of a transfer of Landlord's interest in the Premises, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or may portion of said Letter of Credit in a new landlord. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Four Hundred Thirty-Five Thousand Nine Hundred Forty-Six and 00/100 Dollars ($435,946.00), Tenant shall within five (5) days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the amount of Four Hundred Thirty-Five Thousand Nine Hundred Forty-Six and 00/100 Dollars ($435,946.00) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 36, and if Tenant fails to do so, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will he bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this Section 36, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 36 and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a material default under this Lease as described in Section 18 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the letter of Credit. No condition or term of this Lease shall be deemed to render the letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Notwithstanding the foregoing, if Tenant has a market value of at least $500,000,000 as of the first day of the 13th and/or the 25th months of the Term, the Letter of Credit may be reduced by $228,823.00 as of the first day of the 13th month and further reduced by an additional $235,688.00 as of the first day of the 25th month, so that no Letter of Credit is required. However, in the event Tenant's market value is below $500,000 as if the first day of the 13th month or 25th month, the Letter of Credit shall remain. Tenant shall be required to provide written documentation outlining Tenant's market value for Landlord's review and acceptance prior to the decrease of any portion of the Letter of Credit.


     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

TENANT:

TiVo, Inc.,
a Delaware corporation

By:   /s/  Michael Ramsay
      ------------------------------

Its:  ______________________________

Date: ______________________________

By:   /s/ David H. Courtney
      ------------------------------

Its:  ______________________________

Date: ______________________________


LANDLORD:

WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

By:   LEGACY PARTNERS COMMERCIAL, INC.,
      as manager and agent for WIX/NSJ Real Estate Limited Partnership

      By: /s/ Mack Laney
          --------------------------
          Senior Vice President

Date:     10/13/99
      ------------------------------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------
corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant
                                               ---
secretary, unless the bylaws or a resolution of the board of directors shall
           ------
otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                   EXHIBIT A
                                   PREMISES


This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated October 6, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, ("Landlord") and TiVo, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 2160 and 2190 Gold Street, San Jose, California, (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The cross-hatched area depicts the Premises within the Park:

                         EXHIBIT B TO LEASE AGREEMENT
                              TENANT IMPROVEMENTS


This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B
                                                                      ---------
to that certain Lease Agreement dated October 6, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and TiVo, Inc., a Delaware corporation ("Tenant"), for the leasing of certain premises located at 2160 and 2190 Gold Street, San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are
                                                               ---------
hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1.   Tenant To Construct Tenant Improvements.  Subject to the provisions below,
     ---------------------------------------
Tenant shall be solely responsible for the planning, construction and completion of the interior tenant improvements ("Tenant Improvements") to the Premises in accordance with the terms and conditions of this Exhibit B. The Tenant
                                                 ----------
Improvements shall not include any of Tenant's personal property, trade fixtures, furnishings, equipment or similar items.

2.   Tenant Improvement Plans.
     -------------------------

     A.   Preliminary Plans and Specifications.  Promptly after execution of the
          ------------------------------------
Lease, Tenant shall retain a licensed and insured architect ("Architect") to prepare preliminary working architectural and engineering plans and specifications ("Preliminary Plans and Specifications") for the Tenant Improvements. Promptly after execution of the Lease, landlord shall provide Architect with accurate as-built building plans for the Premises in both electronic format and hard copy. Tenant shall deliver the Preliminary Plans and Specifications to Landlord. The Preliminary Plans and Specifications shall be in sufficient schematic detail to show locations, types and conceptual requirements for all significant heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, lighting fixtures and related power, and electrical and telephone switches. Landlord shall reasonably approve or disapprove the Preliminary Plans and Specifications within five (5) days after Landlord receives the Preliminary Plans and Specifications and, if disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant, who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the "Final Preliminary Plans and Specifications".

     B.   Final Plans and Specifications.  After the Final Preliminary Plans and
          -------------------------------
Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause the Architect to prepare in twenty (20) days following Landlord's approval of the Final Preliminary Plans and Specifications the final working architectural and engineering plans, specifications and drawings ("Final Plans and Specifications") for the Tenant Improvements. Tenant shall then deliver the Final Plans and Specifications to Landlord. Landlord shall reasonably approve or disapprove the Final Plans and Specifications within five (5) days after Landlord receives the Final Plans and Specifications and, if disapproved, Landlord shall return the Final Plans and Specifications to Tenant who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves, in writing, the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the "Construction Documents".

     C.   Miscellaneous. All deliveries of the Preliminary Plans and
          --------------
Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents shall be delivered by messenger service, by personal hand delivery or by overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord's interest in doing so is to protect the Premises, the Building and Landlord's interest. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting such approvals. Landlord and Tenant shall use their respective best efforts and shall work cooperatively to create and finalize the Preliminary and Final Plans and Specifications and Landlord agrees that Tenant can utilize design-build/design-assist techniques to expedite construction of the Tenant Improvements; however, Tenant must submit a detailed criteria specification for the electrical, mechanical and plumbing aspects of the Tenant Improvements for Landlord's prior review and approval.

     D.   Building Standard Work. The Construction Documents shall provide
          -----------------------
that the Tenant Improvements to be constructed in accordance therewith must be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit B-2, and shall consist of improvements which are generic in nature.

     E.   Construction Agreements. Tenant hereby covenants and agrees that a
          ------------------------
provision shall be included in each and every agreement made with the Architect and the Contractor with respect to the Tenant Improvements specifying that Landlord shall be a third party beneficiary thereof, including without limitation, a third party beneficiary of all covenants, representations, indemnities and warranties made by the Architect and/or Contractor.

3.   Permits. Tenant at its sole cost and expense (subject to the provisions of
     -------
Paragraph 5 below) shall obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements based upon such Construction Documents. Tenant at its sole cost and expense shall also cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall undertake all steps necessary to insure that the construction of the Tenant Improvements is accomplished in strict compliance with all statutes, laws, ordinances, codes, rules, and regulations applicable to the construction of the Tenant Improvements and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises and/or the Building.

4.   Construction.
     ------------

     A. Tenant shall be solely responsible for the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents approved by Landlord and is solely responsible for the payment of all amounts when payable in connection therewith without any cost or expense to Landlord, except for Landlord's obligation to contribute the Tenant Improvement Allowance in accordance with the provisions of Paragraph 5 below. Tenant shall diligently proceed with the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents and the completion schedule reasonably approved by Landlord. No material changes shall be made to the Construction Documents and the completion schedule approved by Landlord without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

     The Tenant Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, temporary certificate of occupancy, certificate of occupancy or the written approval evidencing its final inspection on the building permits, or the date on which Tenant first takes occupancy of the Premises for purposes other than to perform the Tenant's Work (defined in Section 2.3 herein), or the date that the Contractor and Architect issues a certificate stating that the Tenant Improvements have been substantially completed in accordance with the Construction Drawings, whichever first occurs ("Substantial Completion", or "Substantially Completed", or "Substantially Complete").

     B. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall employ a licensed, insured and bonded general contractor ("Contractor") to construct the Tenant Improvements in accordance with the Construction Documents. The construction contracts between Tenant and the Contractor and between the Contractor and subcontractors shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Proof that the Contractor is licensed in California, is bonded as required under California law, and has the insurance specified in Exhibit B-1, attached hereto and incorporated herein by this reference, shall be
-----------
provided to Landlord at the time that Tenant requests approval of the Contractor from Landlord. Tenant shall comply with or cause the Contractor to comply with all other terms and provisions of Exhibit B-1.
                                  ------------

     C. Prior to the commencement of the construction and installation of the Tenant Improvements, Tenant shall provide the following to Landlord, all of which shall be to Landlord's reasonable satisfaction:

          (i)    An estimated budget and cost breakdown for the Tenant
Improvements.

          (ii)   Estimated completion schedule for the Tenant Improvements.

          (iii) Copies of all required approvals and permits from governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements; provided, however, if prior to commencement of the construction and installation of Tenant Improvements Tenant has not received the electrical, plumbing or mechanical permits, Tenant shall only be required to provide Landlord with evidence that Tenant has made application therefor, and, upon receipt by Tenant of such permits, Tenant shall promptly provide Landlord with copies thereof.

          (iv) Evidence of Tenant's procurement of insurance required to be obtained pursuant to the provisions of Paragraphs 4.B and 4.G.

     D. Landlord shall at all reasonable times have a right to inspect the Tenant Improvements (provided Landlord does not materially interfere with the work being performed by the Contractor or its subcontractors) and Tenant shall immediately cease work upon written notice from Landlord if the Tenant Improvements are not in compliance with the Construction Documents approved by Landlord. If Landlord shall give notice of faulty construction or any other deviation from the Construction Documents, Tenant shall cause the Contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as a waiver of any rights of Landlord to require good and workmanlike construction and improvements constructed in accordance with the Construction Documents.

     E. Subject to Landlord complying with its obligations in Paragraph 5 below, Tenant shall pay and discharge promptly and fully all claims for labor done and materials and services furnished in connection with the Tenant Improvements. The Tenant Improvements shall not be commenced until five (5) business days after Landlord has received notice from Tenant stating the date the construction of the Tenant Improvements is to commence so that Landlord can post and record any appropriate Notice of Non-responsibility.

     F. Tenant acknowledges and agrees that the agreements and covenants of Tenant in Sections 10 and 9 of the Lease shall be fully applicable to Tenant's construction of the Tenant Improvements.

     G. Tenant shall maintain, and cause to be maintained, during the construction of the Tenant Improvements, at its sole cost and expense, insurance of the types and in the amounts specified in Exhibit B-1 and in Section 12 of
                                             -----------
the Lease, together with builders' risk insurance for the amount of the completed value of the Tenant Improvements on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as the Landlord shall reasonably require in connection with the Tenant Improvements.

     H. No materials, equipment or fixtures shall be delivered to or installed upon the Premises pursuant to any agreement by which another party has a security interest or rights to remove or repossess such items, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     I. Landlord reserves the right to establish reasonable rules and regulations for the use of the Building during the course of construction of the Tenant Improvements, including, but not limited to, construction parking, storage of materials, hours of work, use of elevators, and clean-up of construction related debris.

     J. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord the following, all of which shall be to Landlord's reasonable satisfaction:

          (i) Any certificates required for occupancy, including a permanent and complete Certificate of Occupancy issued by the City of San Jose.

          (ii) A Certificate of Completion signed by the Architect who prepared the Construction Documents, reasonably approved by Landlord.

          (iii) A cost breakdown itemizing all expenses for the Tenant Improvements, together with invoices and receipts for the same or other evidence of payment.

          (iv) Final and unconditional mechanic's lien waivers for all the Tenant Improvements.

          (v) A Notice of Completion for execution by Landlord, which certificate once executed by Landlord shall be recorded by Tenant in the official records of the county of Santa Clara, and Tenant shall then deliver to Landlord a true and correct copy of the recorded Notice of Completion.

          (vi) A true and complete copy of all as-built plans and drawings for the Tenant Improvements.

5.   Tenant Improvement Allowance.
     -----------------------------

     A.   Subject to Tenant's compliance with the provisions of this EXHIBIT B,
                                                                     ---------
Landlord shall provide to Tenant an allowance in the amount of Four Million Five Hundred Seventy-Six Thousand Four Hundred Sixty-Four and 00/100 Dollars ($4,576,464.00) (the "Tenant Improvement Allowance") to construct and install only the Tenant Improvements. The Tenant Improvement Allowance shall be used to design, prepare, plan, obtain the approval of, construct and install the Tenant Improvements and for no other purpose. Except as otherwise expressly provided herein, Landlord shall have no obligation to contribute the Tenant Improvement Allowance unless and until the Construction Documents have been approved by Landlord and Tenant has complied with all requirements set forth in Paragraph 4.C. of this EXHIBIT B. The costs to be paid out of the Tenant Improvement
             ----------
Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (the "Tenant Improvement Costs"), including all of the following:

          (i) All costs of the Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

          (ii) All costs of the Preliminary and Final Plans and Specifications and the Construction Documents and engineering costs associated with the lobby design for the Buildings;

          (iii) All costs of obtaining building permits and other necessary authorizations from local governmental authorities;

          (iv) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

          (v) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with the construction of the Tenant Improvements; provided, however, that the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services shall not exceed amounts which are reasonable and customary for such items in the local construction industry;

          (vi) All fees payable to the Architect and any engineer if they are required to redesign any portion of the Tenant Improvements following Tenant's and Landlord's approval of the Construction Documents;

          (vii)  Utility connection fees;

          (viii) Inspection fees and filing fees payable to local governmental authorities, if any;

          (ix) All costs of all permanently affixed equipment and non-trade fixtures provided for in the Construction Documents, including the cost of installation; and,

          (x) A construction management fee payable to Landlord in the amount of two and one half percent (2 1/2%) of the aggregate of the principal amount of the Amortized Excess TI Costs (defined below) and the Tenant Improvement Allowance (the "CM Fee").

The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs, and the disbursement of the Tenant Improvement Allowance is subject to the terms contained hereinbelow.

Except for payment of the CM Fee, Landlord will make payments to Tenant from the Tenant Improvement Allowance to reimburse Tenant for Tenant Improvement Costs paid or incurred by Tenant. Payment of the CM Fee shall be the first payment from the Tenant Improvement Allowance and shall be made by means of a deduction or credit against the Tenant Improvement Allowance. All other payments of the Tenant Improvement Allowance shall be by progress payments not more frequently than once per month and only after satisfaction of the following conditions precedent: (a) receipt by Landlord of conditional mechanics' lien releases for the work completed and to be paid by said progress payment, conditioned only on the payment of the sums set forth in the mechanics' lien release, executed by the Contractor and all subcontractors, labor suppliers and materialmen; (b) receipt by Landlord of unconditional mechanics' lien releases from the Contractor and all subcontractors, labor suppliers and materialmen for all work other than that being paid by the current progress payment previously completed by the Contractor, subcontractors, labor suppliers and materialmen and for which Tenant has received funds from the Tenant Improvement Allowance to pay for such work; (c) receipt by Landlord of any and all documentation reasonably required by Landlord detailing the work that has been completed and the materials and supplies used as of the date of Tenant's request for the progress payment, including, without limitation, invoices, bills, or statements for the work completed and the materials and supplies used; and (d) completion by Landlord or Landlord's agents of any inspections of the work completed and materials and supplies used as deemed reasonably necessary by Landlord. Except for the CM Fee payment (credit), Tenant Improvement Allowance progress payments shall be paid to Tenant within fourteen (14) days from the satisfaction of the conditions set forth in the immediately preceding sentence. The preceding notwithstanding, all Tenant Improvement Costs paid or incurred by Tenant prior to Landlord's approval of the Construction Documents in connection with the design and planning of the Tenant Improvements by Architect shall be paid from the Tenant Improvement Allowance, without any retention, within fourteen (14) days following Landlord's receipt of invoices, bills or statements from Architect evidencing such costs. Notwithstanding the foregoing to the contrary, Landlord shall be entitled to withhold and retain five percent (5%) of the Tenant Improvement Allowance or of any Tenant Improvement Allowance progress payment until the lien-free expiration of the time for filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or the Contractor or any subcontractor in connection with the construction and installation of the Tenant Improvements.

     B. Landlord shall not be obligated to pay any Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention if on the date Tenant is entitled to receive the Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention Tenant is in default of this Lease. Such payments shall resume upon Tenant curing any such default within the time periods which may be provided for in the Lease.

     C. Should the total cost of constructing the Tenant Improvements be less than the Tenant Improvement Allowance, the Tenant Improvement Allowance shall be automatically reduced to the amount equal to said actual cost.

     D. The term "Excess Tenant Improvement Costs" as used herein shall mean and refer to the aggregate of the amount by which the actual Tenant Improvement Costs exceed the Tenant Improvement Allowance. A portion of the Excess Tenant Improvement Costs up to a maximum amount of Three Hundred Seventeen Thousand Eight Hundred Ten and 00/100 Dollars ($317,810.00) shall be paid by Landlord in the same manner as the Tenant Improvement Allowance and such Excess Tenant Improvement Costs will then be amortized over the initial term of the Lease at the rate of ten percent (10%) per annum and such amortized amount (including interest charges) shall be paid by Tenant to Landlord with, and as part of, the Base Rent for the Premises in accordance with the provisions and requirements of
Section 3 of the Lease (the "Amortized Excess TI Costs"). Within two (2) weeks after the Tenant Improvements have been substantially completed and the actual Tenant Improvement Costs are known, the parties shall execute and deliver a written amendment to the Lease, in the form acceptable to the parties, wherein there shall be specified, inter alia, the amount of the Base Rent payable by
                          ----------
Tenant during the initial term of the Lease after taking into account the amount of the Amortized Excess TI Costs. Tenant shall promptly pay any and all Excess Tenant Improvement Costs in excess of the principal amount of the Amortized Excess TI Costs.

6.   Shell Improvements:  Landlord shall provide the Premises with the following
     ------------------
improvements substantially complete on or before November 15, 1999:

     (i) The site work and building structure, including foundations, slab on grade (including vapor barrier), roof framing, roofing, exterior walls of the building including doors (per original shell design) and concrete wall panels;

     (ii) Utilities brought to an exterior location within the building, including electrical power, water, gas and sewer; and conduit for electrical stubbed into the Buildings; and

     (iii) Fire Sprinkler mains and branch lines (per original shell design) with sprinkler heads (excluding modification required for Tenant Improvements) (collectively "Shell Improvements").

     Building Shell Improvements specifically excludes all Tenant Improvements and other improvements including, without limitation, the following: (a) additional underslab plumbing, (b) finish carpentry, (c) roof screen, (d) interior doors, windows and hardware, (e) interior finishes, (f) drywall partitions (including demising walls separating the Premises from the contiguous space), (g) acoustic ceiling, (h) floor and window coverings, (i) casework, (j) dock equipment, (k) plumbing, (l) electrical wiring and distribution, and electrical panels, (m) heating, ventilation and air conditioning, and any additional structural improvements or engineering costs related thereto, (n) fire sprinkler finish, (o) in-rack fire sprinklers, draft curtains, smoke vents, hose racks, and pallet racking, (p) security systems, (q) phone and data lines,
(r) insulation, (s) slab treatment, and (t) additional doors required for Tenant's use or occupancy.

7.   Termination.  If the Lease is terminated prior to the date on which the
     -----------
Tenant Improvements are completed, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of
Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building.

8.   Lease Provisions; Conflict.  The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this EXHIBIT B, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 29 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                  EXHIBIT B-1
                      CONSTRUCTION INSURANCE REQUIREMENTS


Before commencing work, the contractor shall procure and maintain at its sole cost and expense until completion and final acceptance of the work, at least the following minimum levels of insurance.

A. Workers' Compensation in statutory amounts and Employers Liability Insurance in the minimum amounts of $100,000 each accident for bodily injury by accident and $100,000 each employee for bodily injury by disease with a $500,000 policy limit, covering each and every worker used in connection with the contract work.

B. Comprehensive General Liability Insurance on an occurrence basis including, but not limited to, protection for Premises/Operations Liability, Broad Form Contractual Liability, Owner's and Contractor's Protective, and
Products/Completed Operations Liability*, in the following minimum limits of liability.

     Bodily Injury, Property Damage, and
     Personal Injury Liability          $2,000,000/each occurrence
                                        $3,000,000/aggregate

     * Products/Completed Operations Liability Insurance is to be provided for a period of at least one (1) year after completion of work.

     Coverage should include protection for Explosion, Collapse and Underground Damage.

C. Comprehensive Automobile Liability Insurance with the following minimum limits of liability.

     Bodily Injury and Property         $1,000,000/each occurrence
     Damage Liability                   $2,000,000/aggregate

     This insurance will apply to all owned, non-owned or hired automobiles to be used by the Contractor in the completion of the work.

D. Umbrella Liability Insurance in a minimum amount of five million dollars ($5,000,000), providing excess coverage on a following-form basis over the Employer's Liability limit in Paragraph A and the liability coverages outlined in Paragraphs B and C.

E. Equipment and Installation coverages in the broadest form available covering Contractor's tools and equipment and material not accepted by Tenant. Tenant will provide Builders Risk Insurance on all accepted and installed materials.

All policies of insurance, duplicates thereof or certificates evidencing coverage shall be delivered to Landlord prior to commencement of any work and shall name Landlord, and its partners and lenders as additional insureds as their interests may appear. All insurance policies shall (1) be issued by a company or companies licensed to be business in the state of California, (2) provide that no cancellation, non-renewal or material reduction in coverage shall be effective without thirty (30) days prior written notice provided to Landlord, (3) provide no deductible greater than $15,000 per occurrence, (4) except for the Workers' Compensation coverage, contain a waiver to subrogation clause in favor of Landlord, and its partners and lenders, and (5) comply with the requirements of Sections 12.2, 12.3 and 12.4 of the Lease to the extent such requirements are applicable.

                                  Exhibit B-2
                              Building Standards

                           Outline Specification For
                     New Office Build-out In R&D Buildings

OFFICE AREA
-----------

Demising Partition and Corridor Walls:

Note:  One hr. rated walls where required based on occupancy group.

A. 6" 20-gage metal studs at 24" O.C. (or as required by code based on roof height) framed full height from finish floor to surface above.

B.     One (1) layer 5/8" drywall Type "X" both sides of wall, fire taped only.

Interior Partitions:

A. 3-5/8" 25-gage metal studs at 24" O.C. to bottom of T-Bar ceiling grid approximately 9' 0" high.

B.     One (1) layer 5/8" drywall both sides of wall, smooth ready for paint.

C.     3-5/8" metal studs including all lateral bracing as required by code.

Perimeter Drywall (At Office Areas):

A. 3-5/8" metal studs @ 24" O.C. to 12' 0" above finished floor. (or as required by Title-24 for full height envelope then use demising wall spec.)

B.     One (1) layer 5/8" Type "X" drywall taped smooth and ready for paint.

Column Furring:

A.     Furring channel all sides of 2-1/2" metal studs per details.

B.     One (1) layer 5/8" drywall taped smooth and ready for paint.

C.     Columns within walls shall be furred-out.

Acoustical Ceilings:

Note:  Gyp. Bd. ceiling at all restrooms Typ.

A. 2' x 4' standard white T-Bar grid system as manufactured by Chicago Metallic of equal.

B. 2' x 4' x 5/8" white, no-directional acoustical tile to be regular second look as manufactured by Armstrong or equal.

Painting:

A. Sheetrock walls within office to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

B.     Semi-gloss paint all restrooms and lunch rooms.

Window Covering:

A. 1" aluminum mini-blinds as manufactured by Levelor, Bali or equal, color to be selected by Legacy Partners Commercial, Inc. (brushed aluminum or white).

B.     Blinds to be sized to fit window module.

VCT
---

A. VCT to be 1/8" x 12" x 12" as manufactured by Armstrong -Excelon Series or equal.

B. Slabs shall be water proofed per manufacturer recommendations, at sheet vinyl or VCT areas.

Light Fixtures:

A. 2" x 4" T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with parabolic lens as manufactured by Lithonia or equal. (Approximately 50 F.C.)

Light Switches:

A.     Switching as required by Title 24.

B.     Switch assembly to be Levinton or equal, color - White

Electrical Outlet:

A. 110V duplex outlet in demising or interior partitions only, as manufactured by Leviton or equal, color to be White.

B. Maximum eight (8) outlets per circuit, spacing to meet code or minimum 2 per office, conference room, reception and 2 dedicated over cabinet at lunch room junction boxes above ceiling for large open area with furniture partitions.

C.  Transformers to be a minimum of 20% or over required capacity.

D. Contractors to inspect electric room and to include all necessary metering cost.

E.  No aluminum wiring is acceptable.

Telephone/Data Outlet:

A. One (1) single outlet box in wall with pullwire from outlet box to area above T-bar ceiling per office.

B.  Cover plate for phone outlets by telephone/data vendors.

Fire Sprinklers:

As required by fire codes.

Topset Base:

A.  4" rubber base as manufactured by Burke or equal, standard colors only.

B.  4" rubber base at VCT areas.

Toilet Areas:

Wet walls to receive Duraboard or Wonder Board and ceramic tile up to 48". Floors to receive ceramic tile with self coved base as required by code.

Carpet:

Note any of the following carpets are acceptable

Designweave: Alumni 28 oz., Windswept Classic 30 oz. or Stratton Design Series III 30 oz, Structure II 28 oz.

Wood Doors:

Shall be 3' 0" x 9' 0" x 1-3/4" (unless otherwise specified) solid core, prefinished harmony (rotary N. birch).

Door Frames:

Shall be ACI or equal, 3-3/4" or 4-7/8" throat, brushed, standard aluminum, snap-on trim.

Hardware:

1-1/2 pr. butts F179 Stanley, Latchset D10S Rhodes Schlage, Lockset D53PD Rhodes Schlage, Dome Type floor stop Gylnn Johnson FB13, Closer 4110LCN (where required) brushed chrome.

Insulation:

By Title 24 insulation.

Plumbing:

A. Shall comply with all local codes and handicapped code requirements. Fixtures shall be either "American Standard", "Kohler" or "Norris". All toilet accessories and grab bars shall be "Bobrick" or equal and approved by owner.

B. Plumbing bid shall include 5 gallon minimum hot water heater, or insta hot with mixer valve including all connections.

Toilet Partitions:

Shall be as manufactured by Fiat, global or equal if approved by owner. Color to be white or gray.

HVAC:

HVAC units per specifications.

Five (5) year warranty provided on all HVAC compressor units. All penetrations including curbs and sleepers to be hot moped to Legacy Partners Commercial, Inc. standard.

Warehouse Areas:

Floor - seal concrete with water base clear acrylic sealer.
Fire Extinguishers - 2A 10 BC surface mount by code x by S.F.

400 W metal halide lighting at warehouse minimum 5-7 foot candles.

Note:  All high pile storage requirements are excluded for standard building
T.I.

                                  Exhibit B-2
                              Building Standards

                           Outline Specification For
                 New Office Build-out In Industrial Buildings


OFFICE AREA
-----------

Demising Partition and Corridor Walls:

Note:  One hr. rated walls where required based on occupancy group.

A. 6" 20-gage metal studs at 24" O.C. (or as required by code based on roof height) framed full height from finish floor to surface above.

B.     One (1) layer 5/8" drywall Type "X" both sides of wall, fire taped only.

Interior Partitions:

A. 3-5/8" 25-gage metal studs at 24" O.C. to bottom of T-Bar ceiling grid approximately 9' 0" high.

B.     One (1) layer 5/8" drywall both sides of wall, smooth ready for paint.

C.     3-5/8" metal studs including all lateral bracing as required by code.

Perimeter Drywall (At Office Areas):

A. 3-5/8" metal studs @ 24" O.C. to 12' 0" above finished floor. (or as required by Title-24 for full height envelope then use demising wall spec.)

B.     One (1) layer 5/8" Type "X" drywall taped smooth and ready for paint.

Column Furring:

A.     Furring channel all sides of 2-1/2" metal studs per details.

B.     One (1) layer 5/8" drywall taped smooth and ready for paint.

C.     Columns within walls shall be furred-out.

Acoustical Ceilings:

Note:  Gyp. Bd. ceiling at all restrooms Typ.

A. 2' x 4' standard white T-Bar grid system as manufactured by Chicago Metallic of equal.

B. 2' x 4' x 5/8" white, fissured, no-directional acoustical tile to be Cortega as manufactured by Armstrong or equal.

Painting:

A. Sheetrock walls within office to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

B.     Semigloss paint all restrooms and lunch rooms.

Window Covering:

A. 1" aluminum mini-blinds as manufactured by Levelor, Bali or equal, color to be selected by Legacy Partners Commercial, Inc.

B.     Blinds to be sized to fit window module.

Vct:

A. VCT to be 1/8" x 12" x 12" as manufactured by Armstrong-Excelon Series or equal.

B. Slabs shall be water proofed per manufacturer recommendations, at sheet vinyl or VCT areas.

Light Fixtures:

A. 2" x 4" T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with prismatic acrylic lens as manufactured by Lithonia or equal. (Approximately 50 F.C.)

Light Switches:

A.     Switching as required by Title 24.

B.  Switch assembly to be Levinton or equal, color - White

Electrical Outlet:

A. 110V duplex outlet in demising or interior partitions only, as manufactured by Leviton or equal color to be White.

B. Maximum eight (8) outlets per circuit, spacing to meet code or minimum 2 per office, conference room, reception and 2 dedicated over cabinet at lunch room junction boxes above ceiling for large open area with furniture partitions.

C.  Transformers to be a minimum of 20% or over required capacity.

D. Contractors to inspect electric room and to include all necessary metering cost.

E.  No aluminum wiring is acceptable.

Telephone/Data Outlet:

A. One (1) single outlet box in wall with pullwire from outlet box to area above T-bar ceiling per office.

B.  Cover plate for phone outlets by telephone/data vendors.

Fire Sprinklers:

As required by fire codes.

Topset Base:

A.  4" rubber base as manufactured by Burke or equal, standard colors only.

B.  4" rubber base at VCT areas.

Toilet Areas:

Wet walls to receive duraboard or wondslboard and marlite up to 48". Floors to receive sheetvinyl and self coved base as required by code.

Carpet:

Note any of the following carpets are acceptable

Designweave: Alumni 28 oz., Windswept Classic 30 oz. or Stratton Design Series III 30 oz, Structure II
28 oz.

Wood Doors:

Shall be 3'0" x 7' 0" x 1-3/4" (unless otherwise specified) solid core, prefinished harmony (rotary N. birch).

Door Frames:

Shall be ACI or equal, 3-3/4" or 4-7/8" throat, aluminum, standard black, snap-on trim.

Hardware:

1-1/2 pr. butts F179 Stanley, Latchset D10S Rhodes Schlage, Lockset D53PD Rhodes Schlage, Dome Type floor stop Gylnn Johnson FB13, Closer 4110LCN (where required)

Insulation:

By Title 24 insulation.

Plumbing:

A. Shall comply with all local codes and handicapped code requirements. Fixtures shall be either "American Standard", "Kohler" or "Norris". All toilet accessories and grab bars shall be "Bobrick" or equal and approved by owner.

B. Plumbing bid shall include 5 gallon minimum hot water heater, or insta hot with mixer valve including all connections.

Toilet Partitions:

Shall be as manufactured by Fiat, global or equal if approved by owner. Color shall be chosen by tenant.

HVAC:

HVAC units per specifications.

Five (5) year warranty provided on all HVAC compressor units. All penetrations including curbs and sleepers to be hot moped to Legacy Partners Commercial, Inc. standard.

Warehouse Areas:

Floor - seal concrete with water base clear acrylic sealer.
Fire Extinguishers - 2A 10 BC surface mount by code x by S.F.

400 W metal halide lighting at warehouse minimum 5 to 7 foot candles.

Note:  All high pile storage requirements are excluded for standard building
T.I.

Note: When remodeling, all materials and finishes within remodeled or expansion areas to match existing. If code upgrades are required for hardware, fixtures, etc. use new specifications.

                         Exhibit C To Lease Agreement
                              Rules & Regulations



This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C
                                                                      ---------
to that certain Lease Agreement dated October 6, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and TiVo, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located at 2160 and 2190 Gold Street, San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are
                                                                ---------
hereby incorporated into and are made a part of the Lease. In the event of any conflict between the terms of these Rules and Regulations and the Lease, the terms of the Lease shall control. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:


1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas overnight.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7.  [intentionally omitted].

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10. No person other than the HVAC contractor specified in a service agreement for maintenance of the HVAC shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                   Exhibit E
                  Hazardous Materials Disclosure Certificate


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:  WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP,
           a Delaware limited partnership
           c/o Legacy Partners Commercial, Inc.
           101 Lincoln Centre Drive, Fourth Floor
           Foster City, California  94404
           Attn:  Portfolio Vice President
           Phone: (650) 571-2200

Name of (Prospective) Tenant:  TiVo, Inc.

Mailing Address:________________________________________________________________
________________________________________________________________________________
______

Contact Person, Title and Telephone Number(s):__________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Address of (Prospective) Premises:______________________________________________
________________________________________________________________________________

Length of (Prospective) Initial Term:___________________________________________
________________________________________________________________________________

1.  General Information:

    Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

    ____________________________________________________________________________
    ____________________________________________________________________________

2.  Use, Storage and Disposal of Hazardous Materials

    2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

         Wastes                        Yes [  ]  No [  ]
         Chemical Products             Yes [  ]  No [  ]
         Other                         Yes [  ]  No [  ]

         If Yes is marked, please explain:______________________________________
         _______________________________________________________________________
         _______________________________________________________________________

    2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.  Storage Tanks and Sumps

    3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

         Yes [ ]    No [ ]

         If yes, please explain:________________________________________
         _______________________________________________________________
         _______________________________________________________________

4.  Waste Management

    4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

         Yes [ ]    No [ ]

    4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

         Yes [ ]    No [ ]

         If yes, attach a copy of the most recent report filed.

5.  Wastewater Treatment and Discharge

    5.1  Will your company discharge wastewater or other wastes to:

         _______  storm drain?       _______ sewer?
         _______  surface water?     _______ no wastewater or other wastes discharged.

         Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).____________
         _______________________________________________________________________
         _______________________________________________________________________

    5.2  Will any such wastewater or waste be treated before discharge?

         Yes [ ]    No [ ]

         If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.
         _______________________________________________________________________
         _______________________________________________________________________

6.  Air Discharges

    6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

         Yes [ ]    No [ ]

         If yes, please describe:_______________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

    6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

         ________  Spray booth(s)     _______  Incinerator(s)
         ________  Dip tank(s)        _______  Other (Please describe)
         ________  Drying oven(s)     _______  No Equipment Requiring Air Permit

         If yes, please describe:_______________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

7.  Hazardous Materials Disclosures

    7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

         Yes [ ]    No [ ]

         If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

    7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes [   ]    No [   ]

          If yes, please explain:_______________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

8.  Enforcement Actions and Complaints

    8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

         Yes [ ]    No [ ]

         If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

         _______________________________________________________________________
         _______________________________________________________________________

    8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

         Yes [ ]    No [ ]

         If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of
Section 29 of the signed Lease Agreement.

         _______________________________________________________________________
         _______________________________________________________________________

    8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

         Yes [ ]    No [ ]

         If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.
         _______________________________________________________________________
         _______________________________________________________________________

9.  Permits and Licenses

    9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)_____________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By: ______________________________
Title:____________________________
Date:_____________________________

                                   Exhibit F
                      First Amendment To Lease Agreement
                          Change Of Commencement Date



This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of _________________________, by and between _____________________________ ("Landlord"), and ________________________
("Tenant"), with reference to the following facts:


                                   RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises containing approximately __________ rentable square feet of space located at ____________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.  Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

    1.  Recitals: Landlord and Tenant agree that the above recitals are true and
        --------
correct.

    2.  The Commencement Date of the Lease shall be ________________________.

    3.  The last day of the Term of the Lease (the "Expiration Date") shall be
______________.

    4.  The dates on which the Base Rent will be adjusted are:

        for the period ________ to _______ the monthly Base Rent shall be $___________;
        for the period ________ to _______ the monthly Base Rent shall be $__________;and for the period ________ to _______ the monthly Base Rent shall be $___________.

    5.  Effect of Amendment: Except as modified herein, the terms and conditions
        -------------------
of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

    6.  Definitions:  Unless otherwise defined in this Amendment, all terms not
        -----------
defined in this Amendment shall have the meaning set forth in the Lease.

    7.  Authority:  Subject to the provisions of the Lease, this Amendment shall
        ---------
be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

    8. The terms and provisions of the Lease are hereby incorporated in this Amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant information and Word Processing will complete the signature block]

                                   Exhibit G
                                 Sign Criteria

                                To be attached

                                  ADDENDUM 1
                          Option To Extend The Lease

This Addendum 1 ("Addendum") is incorporated as a part of that certain Lease Agreement dated October 6, 1999 (the "Lease"), by and between TiVo, Inc., a Delaware corporation ("Tenant"), and WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), for the leasing of those certain premises located at 2160 and 2190 Gold Street, San Jose, California as more particularly described in Exhibit A to the Lease (the "Premises"). Any
                          ---------
capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.  Grant of Extension Option.  Subject to the provisions, limitations and
    -------------------------
conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the term of the Lease for five (5) years (the "Extended Term").

2.  Tenant's Option Notice.  If Landlord does not receive written notice from
    ----------------------
Tenant of its exercise of this Option on a date which is not more than two hundred seventy (270) days nor less than one hundred eighty (180) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this Option shall automatically terminate and shall be of no further force or effect.

3.  Establishing the Initial Monthly Base Rent for the Extended Term.  The
    ----------------------------------------------------------------
initial monthly Base Rent for the Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises as reasonably determined by Landlord.

If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term, within ten (10) days of receipt by Landlord of the Option Notice for the Extended Term, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Rental Value for the Extended Term. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for the Extended Term. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. If they are unable to agree on the third broker, either Landlord or Tenant by giving ten
(10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for the Extended Term. Such third broker determination shall be binding on Landlord and Tenant. If either of the first two brokers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term.

Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute an amendment to this Lease. Such amendment shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise agree in writing.

4.  Condition of Premises.  If Tenant timely and properly exercises this Option,
    ---------------------
in strict accordance with the terms contained herein Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises.

5.  Limitations On, and Conditions To, Extension Option.  This Option is
    ---------------------------------------------------
personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in material default at any time during the initial term of the Lease, or is in material default of any provision of the Lease on the date of the Option Notice; and/or (2) Between the Lease Date and the time the Option Notice is delivered there has occurred a material and adverse change in Tenant's financial condition; and/or (3) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum. Notwithstanding the foregoing, this provision shall not apply and the Option shall not terminate, in the event of any Transfer permitted without Landlord's consent to an Affiliate or in connection with a merger, consolidation or sale of substantially all of the assets of Tenant in accordance with Section 14.8.

6.  Time is of the Essence.  Time is of the essence with respect to each and
    ----------------------
every time period described in this Addendum.

                                  ADDENDUM II
                             Right Of First Offer



This Addendum II is incorporated as a part of that certain Lease Agreement ("Lease") dated October 6, 1999, by and between TiVo, Inc., a Delaware corporation ("Tenant"), and WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), for the Premises located at 2160 and 2190 Gold Street, San Jose, California (the "Premises").

During the initial term of the Lease only, Tenant shall have a one time First Offer to Lease ("Right of First Offer") any space that becomes vacant after the initial lease-up of the building commonly known as 2150 Gold Street, San Jose, California (Building C"), and containing approximately 52,165 rentable square feet, as outlined on Exhibit A attached hereto and made a part hereof (the "Expansion Space"). Tenant's Right of First Offer, as granted herein, is subject to the following conditions:

     i. Tenant's Right of First Offer shall be subject to the rights and options of the existing tenants (together with their successors and assigns) then occupying any of said Expansion Space pursuant to the terms and provisions of such tenant's leases as such leases may be later modified, amended or extended; and

     ii. Tenant's Right of First Offer shall be void if, at any time, Tenant is currently in default in the performance of any of its obligations under the Lease; and

     iii. Tenant's Right of First Offer shall be subject to Landlord's review and approval of Tenant's then current financial condition.

Provided the above conditions are satisfied, if the Expansion Space is vacant, and Landlord desires to lease the Expansion Space, Landlord shall give Tenant written notice, by facsimile and by mail, of the estimated date upon which Landlord can deliver such space to Tenant, and the terms and conditions upon which Landlord is willing to lease the Expansion Space ("Landlord's Availability Notice"). Tenant shall notify Landlord within three (3) business days following receipt of Landlord's Availability Notice of Tenant's election to lease all the Expansion Space upon those terms by written acceptance delivered to Landlord ("Election Notice"). If Tenant fails to notify Landlord of Tenant's election to lease the Expansion Space within the time specified herein, it shall be deemed that (i) Tenant has elected not to lease said Expansion Space; (ii) Landlord may thereafter enter into a Lease Agreement with a third party; and (iii) all rights under this Right of First Offer shall terminate and be of no further force and effect. Time is of the essence herein.

In the event Tenant exercises this Right of First Offer as herein provided, Tenant shall provide Landlord a non-refundable deposit, equivalent to the last month's rent for the Expansion Space and the parties shall have ten (10) working days after Landlord receives the Election Notice and deposit from Tenant in which to execute an amendment to the Lease setting forth the agreed-upon terms. Upon full execution of an amendment for the Expansion Space, the non-refundable deposit shall be credited toward Base Rent or the security deposit for the Expansion Space, as agreed between the parties.

This Right of First Offer shall terminate and be of no force and effect if, at any time, Tenant is or has been in default of the performance of any of the covenants, conditions or agreements to be performed under this Lease; or the Premises are being subleased at the time of this Right of First Offer is offered.

This Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease, except to an Affiliate as defined herein.

Should Tenant exercise this Right of First Offer, Landlord and Tenant shall execute an amendment to this Lease, adding the Expansion Space to the Premises and adjusting the Base Rent and Tenant's proportionate share of the items set forth in Sections 6, 7, and 8 of this Lease. If Tenant does not elect to exercise the Right of First Offer granted herein, based upon the material terms proposed by Landlord, all rights under this Right of First Offer shall terminate and be of no further force and effect.